3,750,000 SHARES

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                                  COMMON STOCK

                         FORM OF UNDERWRITING AGREEMENT
                           _____________________, 2001

U.S. BANCORP PIPER JAFFRAY INC.
ABN AMRO ROTHSCHILD INCORPORATED
CIBC World Markets CORP.
ADAMS, HARKNESS & Hill, INC.
c/o U.S. Bancorp Piper Jaffray Inc.
800 Nicollet Mall
Mail Station J1012005
Minneapolis, Minnesota  55402-7020

Ladies and Gentlemen:

         Integra LifeSciences Holdings Corporation, a Delaware corporation (the "Company"), Quantum Industrial Partners LDC, a Cayman Islands limited duration company ("Quantum"), and SFM Domestic Investments LLC, a Delaware limited liability company ("SFM" and, together with Quantum, the "Selling Stockholders"), severally propose to sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 3,750,000 shares (the "Firm Shares") of common stock, $.01 par value per share (the "Common Stock"), of the Company, of which 3,500,000 shares will be sold by the Company and 250,000 shares will be sold by the Selling Stockholders. The respective number of Firm Shares to be sold by the Selling Stockholders are set forth opposite their names on Schedule II hereto. The Company and the Selling Stockholders have also granted to the several Underwriters an option to purchase up to 562,500 additional shares of Common Stock to cover over-allotments (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the "Securities."

         The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Securities to the Underwriters.

         1. REGISTRATION STATEMENT AND PROSPECTUS. A registration statement on Form S-3 (File No. 333-62176) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you. The Company has complied with the conditions for the use of Form S-3.

         If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Rules and Regulations). If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including (i) the documents incorporated by reference in the prospectus contained in such registration statement at the time of its effectiveness, (ii) a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and (iii) information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations. Any reference herein to a Prospectus or Preliminary Prospectus shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act as of the date of such Prospectus or Preliminary Prospectus, as the case may be.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

                  (a) The Company represents and warrants to, and agrees with, the Underwriters as follows:

                           (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                           (ii) As of the time the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the
         Act) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the

         Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations)) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented), including any prospectus wrapper did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                           (iii)    The consolidated financial statements of the
         Company and its subsidiaries, together with the notes thereto, set forth in or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and the Rules and Regulations and fairly present the consolidated financial condition of the Company and its subsidiaries, as of the dates indicated, the results of operations, changes in cash flows and changes in stockholders' equity of the Company and its subsidiaries, as the case may be, for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (subject, in the case of unaudited financial statements, to normal year-end adjustments and except as otherwise stated therein); the supporting schedules included in or incorporated by reference in the Registration Statement present fairly the information required to be stated therein and comply in all material respects with the requirements of the Act and the Rules and Regulations; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus or incorporated by reference in are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries, as the case may be. No other financial statements or schedules are required to be included in or incorporated by reference in the Registration Statement or Prospectus. Pricewaterhouse Coopers LLP, which has expressed their opinion with respect to financial statements and schedules and included in or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                           (iv) The pro forma financial data of the Company and its subsidiaries and the related notes thereto set forth in the Registration Statement and the Prospectus have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Registration Statement and the Prospectus. Such pro forma financial data have been prepared in accordance with the applicable requirements of the Act and the Rules and Regulations.

                           (v) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of the business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon its business, condition (financial or otherwise) prospects, results of operations, assets, liabilities or properties of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                           (vi) Except as otherwise stated in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock and, except as otherwise stated in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, prospects, results of operations, assets, liabilities or properties of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change").

                           (vii) Except as otherwise stated in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which could reasonably be expected to result in any Material Adverse Change.

                           (viii) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so filed or incorporated by reference therein.

                           (ix) This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties is subject, the Company's charter or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the Company's issuance or sale of the Securities to be sold by it hereunder, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

                           (x) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company, including any outstanding shares of Common Stock, will be at the First Closing and the Second Closing duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound, or, to the knowledge of the Company, to which any stockholder is a party or by which any stockholder is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company which have not been fully satisfied or validly waived. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of capital stock of each subsidiary of the Company. Except as otherwise stated in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company.

                           (xi) The Company and each of its subsidiaries holds, and is operating in compliance in all respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body, including without limitation the Food and Drug Administration of the U.S. Department of Health and Human Services (the "FDA"), required for the conduct of its business, except where the failure to so hold or comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and each of its subsidiaries is and has been in compliance in all respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except where the failure to so hold or comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (xii) The Company and its subsidiaries have good and marketable title to all property described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as otherwise stated in the Registration Statement and the Prospectus; and the property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries taken as a whole.

                           (xiii) The Company and each of its subsidiaries owns or possesses all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement and Prospectus ("Intellectual Property Rights"); except as stated in the Registration Statement and Prospectus, (A) no name that the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, the Intellectual Property Rights or other similar rights of others material to the business or prospects of the Company and neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee, (B) the Company is not under any obligation to pay any material third-party royalties or fees of any kind whatsoever with respect to the Intellectual Property Rights developed, employed or used in the Company's business as currently conducted and as proposed to be conducted as discussed in the Prospectus, (C) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights to the Intellectual Property Rights and the Company is unaware of any facts which would form a reasonable basis for any such claim, (D) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of facts that would form a reasonable basis for any such claim and (E) there is no pending, threatened, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, service mark, trade name, trademark registrations, service mark registrations, copyrights, licenses, inventions or trade secrets or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for such claim.

                           (xiv) To the Company's best knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property Rights described in the Registration Statement or the Prospectus as being owned or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property Rights. The Company is unaware of any prior art that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

                           (xv) Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or certificate or in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

                           (xvi) The Company and its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.

                           (xvii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                           (xviii) The Securities have been approved for listing on the Nasdaq National Market System, subject to official notice of issuance and, on the date the Registration Statement became or becomes effective.

                           (xix) Other than the subsidiaries of the Company listed in Exhibit 21.1 to the Registration Statement, the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

                           (xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxi) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xxii) Neither the Company nor any of its subsidiaries is, and upon issuance and sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                           (xxiii) No material labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent.

                           (xxiv) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           (xxv) The Company and each of its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except where the failure to be in compliance would not have a Material Adverse Effect, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where the failure to be in compliance would not have a Material Adverse Effect and (C) are in compliance with all terms and conditions of such permits, licenses or other approvals except where the failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                           (xxvi) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries at or upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries had knowledge, except for any such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases which would not, or could not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases a Material Adverse Effect; and the terms "medical wastes," "toxic wastes," "hazardous wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                           (xxvii) The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA") established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of or withdrawal from, any "employee benefit plan" or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 40 1 (a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                           (xxviii) Neither   the   Company   nor   any  of  its
         affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                           (xxix) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Stock.

                           (xxx) Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law of the character required to be disclosed in the Prospectus.

                           (xxxi) Except as otherwise stated in the Registration Statement and the Prospectus, the Company is not currently prohibited from paying any dividends or from making any other distribution on the Company's or such subsidiary's capital stock, respectively, out of positive retained earnings or from repaying to the Company or its stockholders, respectively, any loans or advances to such subsidiary from the Company or to the Company from such stockholders, as the case may be.

                           (xxxii) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, and, when read together and with the other information in the Prospectus and as such documents maybe modified or superseded by the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters as follows:

                           (i) Such Selling Stockholder is the record and beneficial owner of, and has, and on the First Closing Date and the Second Closing Date will have, valid and marketable title to the Securities to be sold by it, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances or adverse claims. Such Selling Stockholder is selling the Securities to be sold by it for its own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

                           (ii) The certificates representing the Securities to be sold by such Selling Stockholder have been or will be duly and properly endorsed in blank for transfer, or are or will be at the First Closing and the Second Closing accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                           (iii) Such Selling Stockholder has the power and authority to enter into this Agreement, the Power of Attorney (as defined below) and the Custody Agreement (as defined below) and to sell, transfer and deliver the Securities to be sold by it hereunder.

                           (iv) This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder. Each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or any law, regulation, order or decree applicable to such Selling Stockholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement or for the consummation of the transactions contemplated hereby or thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws.

                           (v) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder.

                           (vi) Such Selling Stockholder has reviewed those parts of the Registration Statement and Prospectus under the captions "Principal and Selling Stockholders" which provide information about such Selling Stockholder and with regard to such information only (A) the Registration Statement does not and will not as of the First Closing Date or the Second Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (B) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case insofar as it relates to such Selling Stockholder or its affiliates.

                           (vii) Such Selling Stockholder (A) has no reason to believe that the representations and warranties of the Company contained in this Section 2 are not true and correct, (B) is familiar with the Registration Statement and (C) has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has had or may have a Material Adverse Effect; provided, however, that the representations in this subparagraph 2(b)(vii) shall not be construed as imposing on such Selling Stockholder the duty to independently investigate or verify the statements made therein, and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any adverse information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                           (viii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                           (ix) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Power of Attorney and a Custody Agreement, both executed and delivered by the Selling Stockholder, in the form heretofore furnished to you (the "Power of Attorney" and the "Custody Agreement") with each of John B. Henneman, III [others] as attorney-in-fact and with [ ] as custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each of the Selling Stockholders are subject to the interests hereunder of the Underwriters, the Company and the other Selling Stockholders; the arrangements for custody and delivery of such certificates, made by the Selling Stockholder hereunder and under the Power of Attorney and the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the occurrence of any event, including, without limitation, the commencement of any bankruptcy, insolvency or similar proceedings involving such Selling Stockholder; and if any such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement, the Power of Attorney and the Custody Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such.

                  (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of a Selling Stockholder and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by that Selling Stockholder to each Underwriter as to the matters covered thereby.

         3.       PURCHASE, SALE AND DELIVERY OF SECURITIES.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 3,500,000 Firm Shares and each Selling Stockholder agrees to sell the number of Firm Shares set forth opposite such Selling Stockholders's name on Schedule II hereto to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be [$__________] per share. The obligation of each Underwriter to the Company and the Selling Stockholders shall be to purchase from the Company and the Selling Stockholders that number of Firm Shares (as adjusted by U.S. Bancorp Piper Jaffray Inc. to exclude fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

         The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire/same day funds payable to the order of the Company at the offices of U.S. Bancorp Piper Jaffray Inc., 800 Nicollet Mall, Mail Station:
J1012005, Minneapolis, Minnesota, 55402-7020 or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing" and the "First Closing Date," respectively. If U.S. Bancorp Piper Jaffray Inc. so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by U.S. Bancorp Piper Jaffray Inc. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and the Custodian, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of Piper U.S. Bancorp Jaffray Inc., 800 Nicollet Mall, Mail Station: J1012005, Minneapolis, Minnesota, 55402-7020, or such other location as may be mutually acceptable.

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders hereby grant to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the

Underwriters in the sale and distribution of the Firm Shares. The maximum number of Option Shares to be sold by the Company is 500,000, and the maximum number of Option Shares to be sold by each of the Selling Stockholders is set forth such Selling Stockholder's name on Schedule II hereto. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by U.S. Bancorp Piper Jaffray Inc. to the Company and the Selling Stockholders setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date," respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by U.S. Bancorp Piper Jaffray Inc. in such manner as U.S. Bancorp Piper Jaffray Inc. deems advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                  The Option Shares will be delivered by the Company and the Selling Stockholders to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire/same day funds payable to the order of the Company and the Custodian, as applicable, at the offices of U.S. Bancorp Piper Jaffray Inc., 800 Nicollet Mall, Mail Station: J1012005, Minneapolis, Minnesota, 55402-7020, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If U.S. Bancorp Piper Jaffray Inc. so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by U.S. Bancorp Piper Jaffray Inc. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of U.S. Bancorp Piper Jaffray Inc., 800 Nicollet Mall, Mail Station: J1012005, Minneapolis, Minnesota, 55402-7020, or such other location as may be mutually acceptable.

                  (c) It is understood that any of the Underwriters may (but shall not be obligated to) make payment to the Company or the Selling Stockholders, on behalf of any other Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall result in any of the Underwriters being deemed an unincorporated association or partner with the Company or the Selling Stockholders.

         4.       Covenants.

                  (a) The Company covenants and agrees with the several Underwriters as follows:

                           (i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) of the Rules and Regulations; the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations or any document that is incorporated by reference in the Registration Statement or Prospectus) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and the Company will file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of Shares by the Underwriters.

                           (ii) The Company will advise you, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                           (iii) Within the time during which a prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                           (iv) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions (domestic or foreign) as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

                           (v)      The Company will furnish to the Underwriters
         copies of the Registration Statement (three of which will include all exhibits), one set of executed signature pages to the Registration
         Statement, each Preliminary Prospectus, the Prospectus, and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

                           (vi)     During a  period  of five  years  commencing
         with the date hereof, the Company will furnish to each Underwriter copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, the Nasdaq National Market or any securities exchange.

                           (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Underwriters in writing when such statement has been so made available.

                           (viii)   The Company, whether or not the transactions
         contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(a)(iv) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees and other fees and expenses (including, without limitation, the reasonable fees and disbursements of counsel for the Underwriters) incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, and
         (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus.

                           (x) The Company will not, without U.S. Bancorp Piper Jaffray Inc.'s prior written consent, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except (A) for the sale by the Company of the Securities to the Underwriters pursuant to this Agreement, (B) for the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing and which are disclosed in the Registration Statement and the Prospectus, and (C) for the grant by the Company of any option or right to purchase shares of Common Stock pursuant to the Company's [stock option plans], each as in effect on the date of this Agreement, so long as each recipient of options or rights to purchase 1,000 or more shares of Common Stock executes the letter contemplated by paragraph (xi) below.

                           (xi) The Company either has caused to be delivered to U.S. Bancorp Piper Jaffray or will cause to be delivered to U.S. Bancorp Piper Jaffray prior to the effective date of the Registration Statement a letter in the form of Exhibit A hereto from each of the Company's directors and officers and stockholders identified in Schedule III hereto stating that such person agrees that such person will not, without U.S. Bancorp Piper Jaffray's prior written consent, offer for sale, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to purchase Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus.

                           (xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

                           (xiii) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xiv) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

                           (xv) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of Securities as contemplated herein in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the 1940 Act.

                  (b) Each of the Selling Stockholders severally covenants and agrees with the several Underwriters as follows:

                           (i) Except as otherwise agreed to by the Company and such Selling Stockholders, such Selling Stockholders will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Stockholder, and the fees of counsel to such Selling Stockholder and all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Agreement, provided, however, that such Selling Stockholder severally will reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 4(a)(viii) hereof to the extent such reimbursement resulted from the willful failure or refusal on the part of such Selling Stockholder to comply under the terms or fulfill any of the conditions of this Agreement.

                           (ii) If this Agreement is terminated by the Underwriters because of any willful failure, refusal or inability on the part of such Selling Stockholder to perform any agreement to be performed by such Selling Stockholder, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by such Selling Stockholder is not fulfilled, such Selling Stockholder will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. Such Selling Stockholder will not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (iii) The Securities to be sold by such Selling Stockholder are subject to the interest of the several Underwriters, and the obligations of such Selling Stockholder hereunder are irrevocable and shall not be terminated, except as provided in this Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, or by the occurrence of any other event. If such Selling Stockholder should liquidate, dissolve, be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities will be delivered in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger, death or other event had not occurred.

                           (iv) Such Selling Stockholder or any of its affiliates has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                           (v) Such Selling Stockholder will immediately notify you if any event occurs, or of any change in information relating to such Selling Stockholder, which results in the Prospectus (as supplemented) including an untrue statement of a material fact relating to the Selling Stockholders or omitting to state any material fact relating to such Selling Stockholder necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the First Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                           (vii) Such Selling Stockholder either has caused to be delivered to U.S. Bancorp Piper Jaffray or will cause to be delivered to U.S. Bancorp Piper Jaffray prior to the effective date of the Registration Statement a letter from such Selling Stockholder in the form of Exhibit A hereto stating that such Selling Stockholder agrees that it will not, without U.S. Bancorp Piper Jaffray's prior written consent, offer for sale, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to purchase Common Stock or rights to purchase Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus.

         5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                  (c)      Except  as  otherwise   stated  in  the  Registration
Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and, except as contemplated in the Prospectus, there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, which would constitute a Material Adverse Change that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                  (d) On each Closing Date, there shall have been furnished to you the opinion of Latham & Watkins [and John B. Henneman, III, Senior Vice President, Chief Administrative Officer and Secretary], counsel for the Company, dated such Closing Date and addressed to you, to the effect that:

                           (i) The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

                           (ii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the issued and outstanding shares of the capital stock of the Company, including the Securities to be sold by the Selling Stockholders, hereunder have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, which have not been fully satisfied or validly waived.

                           (iii) All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, the Company or its subsidiaries owns of record, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of capital stock of each subsidiary of the Company. To such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary any shares of the capital stock of the Company or any subsidiary of the Company.

                           (iv) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

                           (v) The descriptions in or incorporated by reference the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and present fairly the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or incorporated by reference therein or included as exhibits to the Registration Statement or such documents that are not described or included as required.

                           (vi) The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its property is subject, the Company's or any of its subsidiaries' charter or by-laws, or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the Company's issuance or sale of the Securities to be sold by it hereunder, except such as may be required under the Act or state securities laws.

                           (vii) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, neither the Company nor any material subsidiary will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                           (viii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, would adversely affect the sale of the Securities or would affect the validity of this Agreement; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others.

                           (ix) Except as otherwise stated in the Registration Statement and the Prospectus and except for patent application proceedings, there are no pending legal or governmental proceedings to which the Company is a party which challenge the patent rights of the Company, and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

                           (x) To such counsel's knowledge, without such counsel having conducted an independent review of any third-party patents or products by others and except as disclosed in the
         Registration Statement and the Prospectus, the Company is not infringing or otherwise violating any Intellectual Property Rights of others, and, to such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no infringements by others of the Company's Intellectual Property Rights.

                           (xi) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or other organizational documents or, except for such defaults that would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                           (xii) The Registration Statement and the Prospectus, and any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except for the financial statements, schedules and other financial data, as to which counsel need express no opinion). The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the

         Company prior to such Closing Date (except for the financial statements, schedules, and other financial data, as to which counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of Exchange Act, and the rules and regulations of the Commission thereunder. On the basis of conferences with officers of the Company, examination of documents referred to in the Registration Statement and Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or any amendment thereof, at the time the Registration
         Statement became effective and as of such Closing Date (including any Registration Statement filed under Rule 462(b) of the Rules and Regulations), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as of its date and as of such Closing Date), as amended or supplemented, includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that the foregoing statement may be contained in a separate letter addressed to the Underwriters and that such counsel need express no opinion as to the financial statements, schedules or other financial data included in any of the documents mentioned in this sentence.

                  (e) On each Closing Date, there shall have been furnished to you the opinion of [__________________], special regulatory counsel for the Company, dated such Closing Date and addressed to you to the effect that:

                           (i) The statements under the captions "Risk Factors -- To Market Our Products under Development We Will First Need to Obtain Regulatory Approval -- Further, If We Fail to Comply with the Extensive Governmental Regulations That Affect Our Business, We Could Be Subject to Penalties and Could Be Precluded from Marketing Our Products -- Certain of Our Products Contain Materials Derived from Animal Sources, and May as a Result Become Subject to Additional Regulation -- We Are Subject to Other Regulatory Requirements Relating to Occupational Health and Safety and the Use of Hazardous Substances which May Impose Significant Compliance Costs on Us" and "Business -- Government Regulation", in each case insofar as they purport to describe the provision of law, documents and proceedings referred therein, fairly summarize the matters therein described (collectively, the "Covered Sections").

                           (ii) To such counsel's knowledge, the Company has such permits, licenses, franchises, authorizations and clearances of the FDA and/or any committee thereof, that are necessary to own its properties and are material to conduct its business in the manner described in the Prospectus ("FDA Permits"), subject to such exceptions and qualifications as may be set forth in the Prospectus, the Company has fulfilled and performed all of its material obligations with respect to the FDA Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any FDA Permit, subject in each case to such exceptions and qualifications as may be set forth in the Prospectus and except where such revocation, termination or impairment would not have a Material Adverse Effect.

                           (iii) On the basis of conferences with officers of the Company, examination of documents referred to in the Covered Sections of the Registration Statement and Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel that causes such counsel to believe that the Covered Sections of the Registration Statement or any amendment thereof, at the time the Registration Statement became effective and as of such Closing Date (including any Registration Statement filed under Rule 462(b) of the

         Rules and Regulations), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as of its date and as of such Closing Date), as amended or supplemented, with respect to the Covered Sections includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that the foregoing statement may be contained in a separate letter addressed to the Underwriters and that such counsel need express no opinion as to the financial statements, schedules or other financial data included in any of the documents mentioned in this sentence.

                  (f) On each Closing Date, there shall have been furnished to you such opinion or opinions from Willkie Farr & Gallagher, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (g) On each Closing Date, there shall have been furnished to you the opinion of _______________, counsel for the Selling Stockholders, dated such Closing Date and addressed to you, to the effect that:

                           (i) The Selling Stockholders are, to such counsel's knowledge, the sole record owner of the Securities to be sold by the Selling Stockholders. Upon delivery of the certificates for the Securities to be sold by the Selling Stockholders pursuant to this Agreement, and payment therefor by the Underwriters, good and valid title to such Securities will pass to the Underwriters and the Underwriters will acquire all the rights of the Selling Stockholders in the Securities (assuming the Underwriters have no knowledge of an adverse claim), free and clear of any security interests, claims, liens or other encumbrances.

                           (ii) The Selling Stockholders have the power and authority to enter into this Agreement, the Power of Attorney and Custody Agreement and to perform and discharge the Selling Stockholders' obligations hereunder and thereunder; and this Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholders. Each of the Power of Attorney and Custody Agreement is a valid and binding agreement of the Selling Stockholders, enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity).

                           (iii) The execution and delivery of this Agreement, the Power of Attorney and Custody Agreement and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under the Selling Stockholders' charter, by-laws or other similar organizational documents, any statute, rule or regulation, or any agreement or instrument or any order or decree known to such counsel of any court or government agency or body having jurisdiction over the Selling Stockholders or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by the Selling Stockholders, except in each case those which, if not made or obtained, would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholders to perform their obligations hereunder such as may be required under the Act or state securities laws or blue sky laws.

                  (h) On each Closing Date you shall have received a letter from PricewaterhouseCoopers LLP, dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

                  (i) On such Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by each of the chief executive officer, the chief administrative officer and the chief financial officer of the Company, to the effect that:

                           (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                           (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                           (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any event or development which would constitute a Material Adverse

         Change, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which could reasonably be expected to result in a Material Adverse Effect.

                  (j) On each Closing Date, there shall have been furnished to you a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                  (k) The Nasdaq Stock Market, Inc. shall have approved the Securities for listing on the Nasdaq National Market, subject only to official notice of issuance and evidence of satisfactory distribution.

                  (l) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the directors, officers and stockholders of the Company listed on Schedule II relating to sales and certain other dispositions of Common Stock, or certain other securities, delivered to you, shall be in full force and effect.

                  (m) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         6.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary
Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

         In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by U.S. Bank (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters or the Selling Stockholders within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                  (b) Each Selling Stockholder, jointly and severally, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided however that each Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; provided further that such indemnity obligation shall not exceed the net proceeds received by any such Selling Stockholder from the sale of Securities hereunder (before deducting expenses).

                  (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company or the Selling Stockholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholders by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or the Selling Stockholders in connection with investigating or defending against any such loss, claim, damage, liability or action.

                  (d)      Promptly after receipt by an indemnified  party under
subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party to the extent it is not materially prejudiced as a result of such omission and in any event shall not relieve it from any liability it may have otherwise than under this Agreement. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party or parties and the indemnifying party, and the indemnified party or parties shall have concluded that there may be legal defenses or claims available to it or them which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party or parties from also representing the indemnified party or parties, and that it is advisable for the indemnified party or parties to be represented by separate counsel, then the indemnified party or parties shall have the right to employ a single counsel (in addition to any local counsel) to represent the indemnified party or the indemnified parties as a group, in which event the reasonable fees and expenses of the separate counsel shall be borne by the indemnifying party or parties. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing, which consent shall not be unreasonably withheld. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (e)      If the indemnification provided for in this Section 6
is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c)) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) a Selling Stockholder's contribution obligation hereunder shall not exceed the net proceeds received such Selling Stockholders from the sale of the Securities hereunder (before deducting expenses). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Company and the Selling Stockholders under this Section 6 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company and the Selling Stockholders within the meaning of the Act.

         7.       REPRESENTATIONS  AND  AGREEMENTS  TO  SURVIVE  DELIVERY.   All
representations, warranties, and agreements of the Company and the Selling Stockholders contained herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or the Selling Stockholders or any controlling person thereof and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

         8.       SUBSTITUTION OF UNDERWRITERS.

                  (a) If any Underwriter shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total aggregate amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto, as applicable, except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriter agreed but failed to purchase.

                  (b) If any Underwriter shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total aggregate amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares, as applicable by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Stockholders (except to the extent provided in Section 6 hereof).

         If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, you or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

         9.       EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                  (a) This Agreement shall become effective at 10:00 a.m., Central time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii) and Section 6 hereof shall at all times be effective.

                  (b) You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company or the Selling Stockholders shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange shall have been wholly suspended,
(iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) there has occurred any material adverse change in the financial markets in the United

States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

                  (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and the Selling Stockholders shall be notified promptly by you by telephone, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and the Selling Stockholders shall be notified by the Company by telephone, confirmed by letter.

         10. DEFAULT BY THE COMPANY. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

         No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         11. INFORMATION FURNISHED BY UNDERWRITERS. The statements set forth in (i) the second and sixth paragraphs of text under the caption "Underwriting" concerning the terms of the offering by the Underwriters, (ii) the eighth paragraph of text under the caption "Underwriting" concerning other related services provided to the Company by the underwriters for which they receive fees and (iii) the ninth and tenth paragraphs of text under the caption "Underwriting" concerning stabilization and over-allotment in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

         12. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be delivered by mail, hand delivery or facsimile transmission c/o U.S. Bancorp Piper Jaffray Inc., 800 Nicollet Mall, Suite 800, Mail Station: J1012005, Minneapolis, Minnesota 55402-7020, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be delivered by mail, hand delivery or facsimile transmission to it at 311 C Enterprise Drive, Plainsboro, New Jersey 08536 Attention: Jack B. Henneman, III; if for the Selling Stockholders, _______________ Attention: _______________; All notices given by facsimile shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of [New York].

                            [Signature Page Follows]

         Please sign and return to the Company and the Selling Stockholders the enclosed duplicates of this letter whereupon this letter will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       INTEGRA LIFESCIENCES HOLDINGS CORPORATION


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       QUANTUM INDUSTRIAL PARTNERS LDC


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       SFM DOMESTIC INVESTMENTS LLC


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

Confirmed as of the date first above
mentioned,  on behalf of themselves
and the other several Underwriters
named in Schedule I hereto.

U.S. BANCORP PIPER JAFFRAY INC.
ABN AMRO ROTHSCHILD INCORPORATED
CIBC WORLD MARKETS CORP.
ADAMS, HARKNESS & HILL, INC.

By: U.S. Bancorp Piper Jaffray Inc.



By
  ---------------------------------------
  Name:
  Title:

                                   SCHEDULE I




UNDERWRITER                                            NUMBER OF FIRM SHARES (1)

U.S. Bancorp Piper Jaffray Inc....................
                                                           ---------------
ABN AMRO Incorporated.............................
                                                           ---------------
CIBC World Markets Corp...........................
                                                           ---------------
Adams Harkness & Hill, Inc. ......................
                                                           ---------------
Total.............................................
                                                           ===============



----------

(1) The Underwriters may purchase up to an additional 562,500 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                   SCHEDULE II

                                                                 Maximum Number
                                           Number of            of Option Shares
  Name of Selling Stockholder             Firm Shares              to be Sold
  ---------------------------             -----------              ----------
Quantum Industrial Partner LDC               _____                    _____
SFM Domestic Investments LDC                 _____                    _____

                                  SCHEDULE III

Stuart M. Essig
George W. McKinney, III, Ph.D.
John B. Henneman, III
Judith E. O'Grady
Michael D. Pierschbacher, Ph.D.
David B. Holtz
Richard E. Caruso, Ph.D.
James M. Sullivan
Keith Bradley, Ph.D.
Neal Moszkowski
SFM Domestic Investments LLC
Quantum Industrial Partners LDC
Frances C. Holtz
Trust Partnership, the partners of which are:
         Pagliacci Trust
         Rigoletto Trust
         Trust for Jonathan Henry Caruso
         Trust for Peter James Caruso
         Richard E. Caruso, Ph.D.
         Provco

                                    EXHIBIT A



                                LOCK-UP AGREEMENT



                                                                   July __, 2001


U.S. Bancorp Piper Jaffray Inc.
800 Nicollet Mall
Mail Station J1012005
Minneapolis, Minnesota  55402

       Re: Integra LifeSciences Corporation

Ladies and Gentlemen:

              The undersigned understands that you will act as a representative for a group of underwriters (the "Underwriters") who propose to enter into a Purchase Agreement (the "Purchase Agreement") with Integra LifeSciences Corporation (the "Company") and certain stockholders party thereto providing for the public offering (the "Offering") by the Underwriters of Common Stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission.

              To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, from the date hereof until the date that is 90 days after the date of the Purchase Agreement, not to, without the prior written consent of U.S. Bancorp Piper Jaffray Inc. (which consent may be withheld in its sole discretion), directly or indirectly, offer for sale, sell, contract to sell, grant any option for the sale of (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16A-1(h) or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock or any security or instrument related to such Common Stock, options or warrants, or publicly announce the undersigned's intention to do any of the foregoing. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer shares of Common Stock
(i) as a BONA FIDE gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to you and the donee or donees thereof agree in writing with you to be bound by the restrictions set forth herein, (ii) acquired in the public market on or after the date of the Purchase Agreement or
(iii) to any affiliate (as such term is defined in Rule 405 of the Securities Act of 1933), provided that, such affiliate agrees in writing with you to be bound by the restrictions set forth herein.

              In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the Offering, and any other action taken by the Company in connection with the Offering.

              Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Lock-Up Agreement.

              The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into underwriting arrangements with respect to the Offering. This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. If the Offering does not close by November 1, 2001, this Lock-Up Agreement shall terminate immediately upon such date and you will release us from our obligations under this Agreement.

                              Very truly yours,



                              Signature:
                              Printed Name:
                                           -------------------------------------
                              Address:
                                      ------------------------------------------
                              (Indicate capacity of person signing if signing as custodian or trustee or on behalf of an entity)

                              Address:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


Accepted as of the date
first set forth above:

U.S. BANCORP PIPER JAFFRAY INC.


By:
   ----------------------------
         Managing Director